Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	January 1 – January 31, 2012
Federal Tax I.D. #	47-0549819

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

DOCUMENTS	Form No.	Document Attached	Explanation Attached

Schedule of Disbursements	MOR-1a	x

Bank Account Information	MOR-1b	x	x

Statement of Operations (Income Statement)	MOR-2	x

Balance Sheet	MOR-3	x

Status of Post-petition Taxes	MOR-4		x

Accounts Receivable Reconciliation and Aging	MOR-5	x

Payments to Professionals	MOR-6	x

Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Alexi A. Wellman	February 29, 2012
Signature of Authorized Individual*	Date

Alexi A. Wellman
Printed Name of Authorized Individual

Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.

MOR1a

Disbursements

January 2012

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	36,083,708
Specialty Books, Inc.	11-12007	75-3044807	7
NBC Textbooks, LLC	11-12004	20-1831425	4,878,339
College Bookstores of America, Inc.	11-12009	36-3309518	13,191,785
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	170,000

Total			$54,323,839

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.

MOR1b

Account Balances

January 2012

Last 4 digits of Account Number	Book Balance January 31, 2012
Main Corporate Accounts
7107	$82,501,659
3259	2,680,559
0248	350,000
5099	427,901
9988	1,033
7131	(2,113)
8027	(7,297)
7107	(2,735,511)
Change Fund	1,647,017
Aggregate individual bookstore accounts	9,275,092 (1)

$94,138,340

(1)	Individual bookstore accounts are swept periodically into the corporate account.

February 29, 2012

Office of the United States Trustee

Subject: January Monthly Operating Report Attestation Regarding Bank Account Reconciliations

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman
Position: Chief Financial Officer

Sworn to and Subscribed
before me on this 29th
day of February, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR 2

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE TEN MONTHS ENDED JANUARY 31, 2012

(UNAUDITED)

	CONSOLIDATED NBC ACQUIS CORP		ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
REVENUES, net of returns	$505,022,007	A	$(38,358,855)	—	$281,367,516	$125,228,607	$8,941,582	$122,575,836	$5,100,857	$166,464
COSTS OF SALES (exclusive of depreciation shown below)	311,926,606		(38,384,317)	—	182,088,700	76,896,099	3,411,986	84,473,911	3,301,527	138,700

Gross profit	193,095,401	A	25,462	—	99,278,816	48,332,508	5,529,596	38,101,925	1,799,330	27,764
OPERATING EXPENSES:
Selling, general and administrative	149,912,197		25,462	—	104,697,286	14,640,498	3,168,796	26,135,100	1,220,394	24,661
Depreciation	6,644,993		—	—	5,111,075	587,749	10,030	913,055	23,084	—
Amortization	6,753,021		—	—	1,460,903	4,467,402	—	737,886	86,830	—
Impairment	122,638,927		—	—	106,726,035	—	—	15,912,892	—	—
Stock-based compensation	28,821		—	—	28,821	—	—	—	—	—
Intercompany administrative charge	—		—	—	(7,237,600)	3,017,100	156,000	3,957,000	107,500	—

	285,977,959		25,462	—	210,786,520	22,712,749	3,334,826	47,655,933	1,437,808	24,661

INCOME (LOSS) FROM OPERATIONS	(92,882,558)		—	—	(111,507,704)	25,619,759	2,194,770	(9,554,008)	361,522	3,103
OTHER EXPENSES (INCOME)
Interest expense	33,832,412		—	2,231,705	31,600,413	158	130	—	6	—
Interest income	(14,476)		—	—	2,835	—	—	(16,670)	(641)	—

	33,817,936		—	2,231,705	31,603,248	158	130	(16,670)	(635)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(126,700,494)		—	(2,231,705)	(143,110,952)	25,619,601	2,194,640	(9,537,338)	362,157	3,103
REORGANIZATION ITEMS	22,068,178		—	—	22,068,178	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(148,768,672)		—	(2,231,705)	(165,179,130)	25,619,601	2,194,640	(9,537,338)	362,157	3,103
INCOME TAX EXPENSE (BENEFIT)	(27,076,000)		—	(157,000)	(34,472,000)	9,404,000	806,000	(2,790,000)	133,000	—

NET INCOME (LOSS)	$(121,692,672)		$—	$(2,074,705)	$(130,707,130)	$16,215,601	$1,388,640	$(6,747,338)	$229,157	$3,103

A	Deferred rental revenue and gross profit as of January 31, 2012 are $16.5 million and $8.0 million, respectively.

Nebraska Book Company, Inc., et al.

MOR 3

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED BALANCE SHEETS

JANUARY 31, 2012

	CONSOLIDATED NBC ACQUIS CORP	ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$94,138,340	$—	$—	$88,782,277	$—	$—	$5,352,428	$3,635	$—
Intercompany receivable (payable)	—	(26,260,749)	26,260,749	(130,630,886)	171,304,713	4,787,908	(43,045,774)	(2,374,751)	(41,210)
Receivables, net	101,697,176		42	37,954,372	31,311,463	321,065	31,520,738	576,178	13,318
Inventories	136,577,863	—	—	76,299,555	17,952,943	2,774,715	37,626,363	1,924,287	—
Recoverable income taxes	3,248,463	—	—	3,248,463	—	—	—	—	—
Deferred income taxes	11,168,819	—	(45,585)	3,977,404	5,351,000	131,000	1,729,000	26,000	—
Prepaid expenses and other assets	25,074,991	—	—	17,985,629	419,783	—	6,615,062	54,517	—

	371,905,652	(26,260,749)	26,215,206	97,616,814	226,339,902	8,014,688	39,797,817	209,866	(27,892)
PROPERTY AND EQUIPMENT, net of depreciation & amortization	37,449,086	—	—	32,282,499	706,974	132,354	4,014,768	312,491	—
GOODWILL	7,599,064	—	—	7,599,064	—	—	—	—	—
IDENTIFIABLE INTANGIBLES, net of amortization	106,823,529	—	—	39,118,199	64,593,805	—	1,896,740	1,214,785	—
DEBT ISSUE COSTS, net of amortization	419,175	—	297,970	121,205	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	(32,918,079)	(118,372,858)	151,290,937	—	—	—	—	—
OTHER ASSETS	1,580,081	—	—	1,436,106	—	—	143,975	—	—

	$525,776,587	$(59,178,828)	$(91,859,682)	$329,464,824	$291,640,681	$8,147,042	$45,853,300	$1,737,142	$(27,892)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$30,993,373	$—	$—	$18,806,663	$2,233,660	$(189)	$9,638,698	$314,559	$(18)
Accrued employee compensation and benefits	7,965,611	—	—	5,664,275	1,334,623	—	930,674	36,039	—
Accrued interest	2,687,823	—	—	2,687,823	—	—	—	—	—
Accrued incentives	5,308,633	—	—	16,148	5,292,485	—	—	—	—
Accrued expenses	9,690,222	—	—	5,529,178	14,636	—	4,139,886	6,522	—
Income taxes payable	—	—	—	(93,902,813)	87,984,187	2,365,000	3,562,770	(4,511)	(4,633)
Deferred revenue	18,905,157	—	—	15,115,670	—	—	3,789,487	—	—
Current maturities of long-term debt	101,662	—	—	101,662	—	—	—	—	—
DIP term loan facility	124,485,696	—	—	124,485,696	—	—	—	—	—

Total current liabilities	200,138,177	—	—	78,504,302	96,859,591	2,364,811	22,061,515	352,609	(4,651)
LONG-TERM DEBT, net of current maturities	67,356	—	—	67,356	—	—	—	—	—
OTHER LONG-TERM LIABILITIES	42,307	—	—	42,307	—	—	—	—	—
DEFERRED INCOME TAXES	17,195,157	—	(10,292,472)	3,393,629	24,310,000	34,000	(691,000)	441,000	—
LIABILITIES SUBJECT TO COMPROMISE	469,290,965	(26,260,749)	79,390,165	414,094,609	33,341	3,076	2,024,608	5,915	—
COMMITMENTS
REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value;
554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,310,110	(210,483,674)	111,310,110	148,396,625	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	—	—	—		—	—	—	—	—
Retained earnings (Accumulated deficit)	(286,349,622)	177,565,695	(286,349,622)	(315,034,104)	110,620,082	5,745,155	22,111,945	(985,532)	(23,241)

Total stockholders’ equity (deficit)	(175,033,971)	(32,918,079)	(175,033,971)	(166,637,379)	170,437,749	5,745,155	22,458,177	937,618	(23,241)

	$525,776,587	$(59,178,828)	$(91,859,682)	$329,464,824	$291,640,681	$8,147,042	$45,853,300	$1,737,142	$(27,892)

February 29, 2012

Office of the United States Trustee

Subject: January Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman
Position: Chief Financial Officer

Sworn to and Subscribed
before me on this 29th
day of February, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR5

Accounts Reconciliation and Aging

January 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the Beginning of the Reporting Period	$44,972,891
Plus: Amounts billed during the period	79,518,944
Less: Amounts collected during the period	(29,938,215)
Less: Amounts written off or returned during the period	(938,686)
Less: Customer rebates applied against receivable	(219,231)
Plus (less): Miscellaneous Other	121,935

Change in accounts receivable, net	48,544,747

Total Accounts Receivable	93,517,638
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable,net at the End of the Reporting Period	$92,234,278

Accounts Receivable Aging	1/31/2012
0-30 days old	64,726,386
31-60 days old	15,804,051
61-90 days old	4,994,686
Over 90 days old	7,992,515
Total Aged Accounts Receivable	93,517,638
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$92,234,278

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.

MOR6

Payments to Professionals

January 2012

Name	Amount
Kurtzman Carson Consultants, LLC	$51,127
Brown Rudnick LLP	70,124
Duff & Phelps	76,745
Young, Conaway, Stargatt & Taylor, LLP	3,131

Total	$201,127

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	January 31, 2012
MOR 7
Federal Tax I.D. #	47-0549819

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X

8	Are any post petition payroll taxes past due?		X

9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X

11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X